Bank borrowings and long-term debt	12 Months Ended
Mar. 31, 2023
Debt Disclosure [Abstract]
Bank borrowings and long-term debt
9. Bank borrowings and long-term debt
On February 13, 2023, the Company and the LLC, as the borrower, entered into a senior credit facility with a syndicate of banks (the “2023 Credit Agreement”) comprised of (i) a term loan in the aggregate principal amount of $150.0 million (the “Term Loan”), and (ii) a revolving credit facility in an aggregate principal amount of $500.0 million (the “RCF”). The LLC borrowed the Term Loan, and used the proceeds to finance, in part, the Distribution of $175.0 million to Flex (through Yuma and Yuma Subsidiary, Inc.,) and TPG Rise, as further described in Note 6.
As of March 31, 2023, the Company had $147.1 million outstanding under the term loan, net of issuance costs, which is included in long-term debt on the consolidated balance sheets.
The RCF is available in U.S. dollars, euros and such currencies as mutually agreed on a revolving basis during the five-year period through February 11, 2028 and is available to fund working capital and other general corporate purposes. A portion of the RCF not to exceed $300.0 million is available for the issuance of letters of credit. A portion of the RCF not to exceed $50.0 million is available for swing line loans. Subject to the satisfaction of certain conditions, the LLC will be permitted to incur incremental term loan facilities or increase the RCF commitment in an aggregate principal amount equal to $100.0 million plus an additional amount such that the secured net leverage ratio or total net leverage ratio, as applicable, is equal to or less than a specified threshold after giving pro forma effect to such incurrence.
The obligations of the LLC under the 2023 Credit Agreement and related loan documents are jointly and severally guaranteed by the Company, certain other holding companies (collectively, the “Guarantors”) and, subject to certain exclusions, certain of the LLC’s existing and future direct and indirect wholly-owned domestic subsidiaries.
As of the closing of the 2023 Credit Agreement, all obligations of the LLC and the guarantors are secured by certain equity pledges by the LLC and the Guarantors. However, if the LLC’s total net leverage ratio exceeds a specified threshold, the collateral will include substantially all of the assets of the LLC and the Guarantors and, if the LLC meets certain investment grade conditions, such lien will be released.
The Term Loan requires quarterly principal payments beginning on June 30, 2024 in an amount equal to 0.625% of the original aggregate principal amount of the Term Loan. From June 30, 2025, the quarterly principal payment will increase to 1.25% of the original aggregate principal amount of the Term Loan. The remaining balance of the Term Loan and the outstanding balance of any RCF loans will be repayable on February 11, 2028. Borrowings under the 2023 Credit Agreement are prepayable and commitments subject to being reduced in each case at the LLC’s option without premium or penalty. The 2023 Credit Agreement contains certain mandatory prepayment provisions in the event that the LLC or its restricted subsidiaries incur certain types of indebtedness or, subject to certain reinvestment rights, receive net cash proceeds from certain asset sales or other dispositions of property.
Borrowings in U.S. dollars under the 2023 Credit Agreement bear interest at a rate based on either (a) a term secured overnight financing rate (“SOFR”)-based formula (including a credit spread adjustment of 10 basis points) plus a margin of 162.5 basis points to 200 basis points, depending on the LLC’s total net leverage ratio, or (b) a base rate formula plus a margin of 62.5 basis point to 100 basis points, depending on the LLC’s total net leverage ratio. Borrowings under the RCF in euros will bear interest based on the adjusted EURIBOR rate plus a margin of 162.5 basis points to 200 basis points, depending on the LLC’s total net leverage ratio. The LLC will also be required to pay a quarterly commitment fee on the undrawn portion of the RCF commitments of 20 basis points to 35 basis points, depending on the LLC’s total net leverage ratio. The interest rate for the Term Loan is 6.82% (SOFR rate of 4.97% plus a margin of 1.85%) as of March 31, 2023.

The 2023 Credit Agreement contains certain affirmative and negative covenants that, among other things and subject to certain exceptions, limit the ability of the LLC and its restricted subsidiaries to incur additional indebtedness or liens, to dispose of assets, change their fiscal year or lines of business, pay dividends and other restricted payments, make investments and other acquisitions, make optional payments of subordinated and junior lien debt, enter into transactions with affiliates and enter into restrictive agreements. In addition, the 2023 Credit Agreement requires the LLC to maintain a maximum consolidated total net leverage ratio.
The term loan which is categorized as Level 2 on the fair value hierarchy, bears interest at the applicable SOFR rate as of disbursement date, plus a spread based on certain financial metrics for the last twelve-month period and therefore the carrying amount approximate the fair value as of March 31, 2023. The effective interest rate for the Company’s long-term debt was 6.90% for fiscal year ended March 31, 2023.
Scheduled repayments of the Company’s bank borrowings and long-term debt are as follows:

(In thousands)	Amount

Fiscal year ended March 31,
2024	$—
2025	3,750
2026	7,500
2027	7,500
2028	131,250

Total	$150,000